Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICIES AND FUND NAME

Jensen Quality Value Fund (“Quality Value Fund”)
Jensen Global Quality Growth Fund (“Quality Growth Fund”)
(each, a “Fund”, and together, the “Funds”)
Each, a series of Trust for Professional Managers (the “Trust”)

Supplement dated August 1, 2024
to the Prospectus, Summary Prospectus and
Statement of Additional Information (“SAI”)
dated September 30, 2023

On July 25, 2024, the Trust’s Board of Trustees approved, at the request of the Funds’ investment adviser, Jensen Investment Management, Inc. (the “Adviser”), the following changes to the Funds. These changes are anticipated to be effective on or about September 30, 2024.

Quality Value Fund – Name Change and Investment Policy Change
A change in the name of the Jensen Quality Value Fund to the “Jensen Quality MidCap Fund.” The Adviser believes the name “Jensen Quality MidCap Fund” more accurately reflects the Fund’s current investment objective and principal investment strategies. In connection with the name change, the Fund will incorporate into its principal investment strategies a new investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies meeting the Adviser’s criteria for “quality” and “mid-capitalization.” The Fund did not previously have an 80% investment policy related to its name. The addition of this investment policy will not result in any material changes to the Adviser’s management of the Fund’s portfolio and there will be no change to the Fund’s investment objective.

Quality Growth Fund – Investment Policy Change
A new investment policy for the Quality Growth Fund will be implemented, consistent with the Fund’s name, of investing at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign equity securities of companies meeting the Adviser’s criteria for “quality” and “growth.” The Fund did not previously have an 80% investment policy related to its name. The addition of this investment policy will not result in any material changes to the Adviser’s management of the Fund’s portfolio and there will be no change to the Fund’s investment objective.

New Non-Fundamental Investment Restriction
The following non-fundamental investment restriction will be applicable for the Funds: “Each Fund may not make any change to its investment policy of investing at least 80% of net assets (plus borrowing for investment purposes) in accordance with the investment focus suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.”

Please retain this supplement for future reference.